                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 27, 2004

                              --------------------

                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)


           MICHIGAN                 333-63769                 38-3423227
(State or other jurisdiction    (Commission File             (IRS Employer
      of incorporation)              Number)             Identification Number)


1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                       49441
 (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code           231-780-1800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On October 27, 2004, the Board of Directors of Community Shores Bank Corporation (the "Company") appointed two new directors, Bruce C. Rice and Roger
W. Spoelman. Mr. Rice is appointed to serve as a Class III director whose initial term ends at the annual meeting of the shareholders in 2007. Mr. Spoelman is appointed to serve as a Class II director whose initial term ends at the annual meeting of the shareholders in 2006.

         On November 23, 2004 the Board met and appointed Mr. Rice to the Audit Committee and Mr. Spoelman to the Compensation Committee.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COMMUNITY SHORES BANK CORPORATION


                                    By: /s/ Tracey A. Welsh
                                       -------------------------------------
                                            Tracey A. Welsh
                                    Senior Vice President, Treasurer and
                                    Chief Financial Officer
Date:  November 24, 2004